Exhibit 10.1

ENDO HEALTH SOLUTIONS INC.
EXECUTIVE EMPLOYMENT AGREEMENT
THIS AGREEMENT (this “Agreement”) is hereby entered into as of the 24th day of February, 2013 (the “Effective Date”), by and between Endo Health Solutions Inc. (the “Company”) and Rajiv De Silva (the “Executive”) (hereinafter collectively referred to as “the parties”).
In consideration of the respective agreements of the parties contained herein, it is agreed as follows:

1.
Term. The term of this Agreement shall be for the period commencing on March 18, 2013 (the "Employment Commencement Date") and ending, subject to earlier termination as set forth in Section 6, on the third anniversary thereof (the “Employment Term”).

2.	Employment. During the Employment Term:

(a)
Executive shall be employed as President and Chief Executive Officer of the Company. In addition, during the Employment Term, Executive shall be proposed for election to the board of directors of the Company (the “Board”) as a director of the Company. For as long as Executive is employed by the Company as the Chief Executive Officer, the Company shall nominate Executive for re-election to the Board. At the time of Executive’s termination of employment with the Company for any reason, Executive shall resign from the Board and the board of directors of any subsidiary of the Company. Executive shall not receive any compensation in addition to the compensation described in Sections 3 and 4 of this Agreement for serving as a director of the Company or as a director or officer of any of the Company’s subsidiaries.

(b)
Executive shall report directly to the Board. Executive shall perform the duties, undertake the responsibilities and exercise the authority customarily performed, undertaken and exercised by persons situated in a similar executive capacity.

(c)
Executive shall devote substantially full-time attention to the business and affairs of the Company. Executive may serve on corporate, civil or charitable boards or committees, subject in all cases to the approval of the Board. Executive may manage personal and family investments, participate in industry organizations and deliver lectures at educational institutions, so long as such activities do not interfere with the performance of Executive’s responsibilities hereunder.

(d)	Executive shall be subject to and shall abide by each of the Company’s personnel policies applicable and communicated in writing to senior executives.

Exhibit 10.1

3.	Annual Compensation.

(a)
Base Salary. The Company agrees to pay or cause to be paid to Executive during the Employment Term a base salary at the rate of $975,000 per annum or such increased amount as the Board may from time to time determine (hereinafter referred to as the “Base Salary”). Such Base Salary shall be payable in accordance with the Company’s customary practices applicable to its executives. Such Base Salary shall be reviewed at least annually by the Board or by the Compensation Committee of the Board (the “Committee”), and may be increased in the sole discretion of the Committee, but not decreased.

(b)
Incentive Compensation. For each fiscal year of the Company ending during the Employment Term, beginning with the 2013 fiscal year, Executive shall be eligible to receive a target annual cash bonus of 120% of the Base Salary (such target bonus, as may hereafter be increased, the “Target Bonus”) with the opportunity to receive a maximum annual cash bonus of 225% of the Base Salary, as recommended and approved by the Committee in its sole discretion, if the Company and Executive achieve certain performance targets set by the Committee. Such annual cash bonus (“Incentive Compensation”) shall be paid in no event later than the 15th day of the third month following the end of the taxable year (of the Company or Executive, whichever is later) in which the performance targets have been achieved.

4.	Long-Term Compensation

(a)
Equity Compensation Plans. During the Employment Term, Executive shall be eligible to receive equity-based compensation to be awarded in the sole discretion of the Committee if the Company and Executive achieve certain performance targets set by the Committee with respect to each fiscal year of the Company ending during the Employment Term. All such equity-based awards shall be subject to the terms and conditions set forth in the applicable plan and agreements, and in all cases shall be as determined by the Committee.

(b)	Initial Equity Grants.

(i)
Restricted Stock Units. Effective as of the Employment Commencement Date, the Company shall grant Executive restricted stock units under the Company’s equity incentive plans. The number of such restricted stock units shall equal $1,250,000, divided by the Fair Market Value (as defined in the applicable equity incentive plan) of a share of common stock of the Company, par value $.01 per share ("Company Stock") as of the Employment Commencement Date. Such initial grant of restricted stock units shall vest 33 1/3% on each of December 31, 2013, December, 31, 2014, and the third anniversary of the date of grant, in each case provided the Executive is then employed by the Company, or upon an earlier termination of Executive’s employment due to death, Disability, termination of employment by the Company without Cause or by Executive for Good Reason. All such restricted stock units shall be subject to the terms and

Exhibit 10.1

conditions set forth in the applicable plan and applicable award agreement attached as Exhibit A hereto.

(ii)
Stock Options. Effective as of the Employment Commencement Date, the Company shall also grant Executive stock options under the Company’s equity incentive plans valued at $1,250,000 using a Black Scholes valuation with methodology determined by the Committee in its sole discretion. Such initial grant of stock options shall vest 33 1/3% on each of December 31, 2013, December 31, 2014, and December 31, 2015, provided the Executive is employed on such dates by the Company, or upon an earlier termination of Executive’s employment due to death, Disability, termination of employment by the Company without Cause or by Executive for Good Reason. All such stock options shall be subject to the terms and conditions set forth in the applicable plan and applicable award agreement attached as Exhibit B hereto.

(iii)
Performance Share Units. Effective as of the Employment Commencement Date, the Company shall grant Executive performance share units ("PSUs") under the Company’s equity incentive plans. The number of such PSUs shall equal $2,500,000, divided by the Fair Market Value (as defined in the applicable equity incentive plan) of a share of Company Stock as of the Employment Commencement Date. Such initial grant of PSUs shall vest on December 31, 2015, provided the Executive is then employed by the Company. Upon an earlier termination of employment by the Company without Cause or by Executive for Good Reason, the Executive shall be eligible to vest in a prorated portion of such PSUs based upon Executive's completed term of service and achievement of applicable performance criteria. Upon termination due to death, such PSUs shall vest at target levels. Upon termination due to Disability, such PSUs shall continue to be eligible to vest in accordance with applicable performance-based vesting conditions. All such PSUs shall be subject to the terms and conditions set forth in the applicable plan and applicable award agreement attached as Exhibit C hereto.

(iv)
Matched Performance Share Units. Executive may make a personal investment of any amount in Company shares prior to September 1, 2013 but only at such time as the Company permits trading in its shares by its executive officers and only so long as Executive is not then in possession of material non-public information, as determined by the Company. Any such purchase shall be made on the market and during a period of open trading in accordance with applicable law. Executive shall retain ownership of such purchased shares up to $5,000,000 in aggregate purchase price for a period of five (5) years (or, if shorter, the Employment Term); any additional purchased shares in excess of $5,000,000 in aggregate purchase price shall not be subject to the ownership requirement. Effective as of the later of the Employment Commencement Date and a date on or about the date of such investment (following production of appropriate documentation of such purchase price), the Company shall grant Executive special performance share units ("Matched PSUs"). The initial number of such Matched PSUs shall equal the dollar amount of Executive's personal investment

Exhibit 10.1

up to a maximum of $2,500,000, divided by the Fair Market Value (as defined in the applicable equity incentive plan) of a share of Company Stock as of the applicable grant date. Executive shall retain ownership of the after-tax portion of the shares issued in respect of the Matched PSUs for a period of two (2) years from the date of delivery of such shares. The Matched PSUs shall vest on the last day of the Employment Term, provided the applicable share price thresholds as set forth in the applicable award agreement are met and the Executive is then employed by the Company. Upon an earlier termination of employment by the Company without Cause or by Executive for Good Reason, the Executive shall be eligible to vest in a prorated portion of such Matched PSUs based upon Executive's completed term of service and achievement of applicable performance criteria. Upon termination due to death or Disability, such Matched PSUs shall continue to be eligible to vest in accordance with applicable performance-based vesting conditions. All such Matched PSUs shall be subject to the terms and conditions set forth in the applicable plan and applicable award agreement attached as Exhibit D hereto.

5.	Other Benefits.

(a)
Employee Benefits. During the Employment Term, Executive shall be entitled to participate in all employee benefit plans, practices and programs maintained by the Company and made available to employees generally, including, without limitation, all pension, retirement, profit sharing, savings, medical, hospitalization, disability, dental, life or travel accident insurance benefit plans, to the extent Executive is eligible under the terms of such plans. Executive’s participation in such plans, practices and programs shall be on the same basis and terms as are applicable to employees of the Company generally.

(b)
Executive Benefits. During the Employment Term, Executive shall be entitled to participate in all executive benefit or incentive compensation plans now maintained or hereafter established by the Company for the purpose of providing compensation and/or benefits to comparable executive employees of the Company including, but not limited to, the Company’s deferred compensation plans and any supplemental retirement, deferred compensation, supplemental medical or life insurance or other bonus or incentive compensation plans. Unless otherwise provided herein, Executive’s participation in such plans shall be on the same basis and terms, as other senior executives of the Company. No additional compensation provided under any of such plans shall be deemed to modify or otherwise affect the terms of this Agreement or any of Executive’s entitlements hereunder.

(c)
Fringe Benefits and Perquisites. During the Employment Term, Executive shall be entitled to all fringe benefits and perquisites generally made available by the Company to its senior executives in accordance with current Company policy. For the avoidance of doubt, Executive shall not be entitled to any excise tax gross-up under Section 280G or Section 4999 of the Internal Revenue Code (or any successor provision) or any other tax gross-up.

Exhibit 10.1

(d)
Business Expenses. Upon submission of proper invoices in accordance with the Company’s normal procedures, Executive shall be entitled to receive prompt reimbursement of all reasonable out-of-pocket business, entertainment and travel expenses (including travel in first-class) incurred by Executive in connection with the performance of Executive’s duties hereunder. Such reimbursement shall be made in no event later than the end of the calendar year following the calendar year in which the expenses were incurred.

(e)
Office and Facilities. During the Employment Term Executive shall be provided with an appropriate office at the Company’s headquarters, with such secretarial and other support facilities as are commensurate with Executive’s status with the Company, which facilities shall be adequate for the performance of the Executive’s duties hereunder.

(f)	Vacation and Sick Leave. Executive shall be entitled, without loss of pay, to absent himself voluntarily from the performance of Executive’s employment under this Agreement, pursuant to the following:

(i)
Executive shall be entitled to annual vacation in accordance with the vacation policies of the Company as in effect from time to time, which shall in no event be less than four weeks per year; vacation must be taken at such time or times as approved by the Board; and

(ii)	Executive shall be entitled to sick leave (without loss of pay) in accordance with the Company’s policies as in effect from time to time.

6.
Termination. The Employment Term and Executive’s employment hereunder may be terminated under the circumstances set forth below; provided, however, that notwithstanding anything contained herein to the contrary, Executive shall not be considered to have terminated employment with the Company for purposes of this Agreement unless Executive would be considered to have incurred a “separation from service” from the Company within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).

(a)
Disability. The Company may terminate Executive’s employment, on written notice to Executive after having reasonably established Executive’s Disability. For purposes of this Agreement, Executive will be deemed to have a “Disability” if, as a result of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, Executive is unable to perform the core functions of the Executive’s position (with or without reasonable accommodation) or is receiving income replacement benefits for a period of three months or more under an accident and health plan covering employees of the Company. Executive shall be entitled to the compensation and benefits provided for under this Agreement for any period prior to Executive’s termination by reason of Disability during which Executive is unable to work due to a physical or mental

Exhibit 10.1

infirmity in accordance with the Company’s policies for similarly-situated executives.

(b)	Death. Executive’s employment shall be terminated as of the date of Executive’s death.

(c)
Cause. The Company may terminate Executive’s employment for “Cause,” effective as of the date of the Notice of Termination (as defined in Section 7 below) and as evidenced by a resolution adopted by a majority of the independent members of the Board. “Cause” shall mean, for purposes of this Agreement: (a) the continued failure by Executive substantially to perform Executive’s duties under this Agreement (other than any such failure resulting from Disability), (b) Executive makes, or is found to have made, a false certification relating to the Company’s financial statements, (c) the criminal felony indictment of Executive by a court of competent jurisdiction, (d) the engagement by Executive in misconduct that has caused, or in the good faith judgment of the Board may cause if not discontinued, harm (financial or otherwise) to the Company or any of its subsidiaries, if any, such harm to include, without limitation, (i) the disclosure of material secret or Confidential Information (as defined in Section 12(d)) of the Company or any of its subsidiaries, if any, (ii) the debarment of the Company or any of its subsidiaries, if any, by the U.S. Food and Drug Administration or any successor agency (the “FDA”), or (iii) the registration of the Company or any of its subsidiaries, if any, with the U.S. Drug Enforcement Administration of any successor agency (the “DEA”) to be revoked, (e) the debarment of Executive by the FDA, or (f) the continued material breach by Executive of this Agreement.

For purposes of this definition, Cause shall not exist unless written demand is delivered by the Board to Executive which specifically identifies the conduct, events or circumstances that may provide grounds for Cause in reasonable detail within ninety (90) calendar days of the Company’s knowledge of such conduct, events or circumstances. During the ten (10) day period after receipt of such demand, Executive shall have an opportunity to cure or remedy such conduct, events or circumstances and present his case to the full Board (with the assistance of counsel chosen by Executive) before any termination for Cause is finalized by a vote by at least two-thirds of the entire Board at a meeting of the Board called and held for such purpose. Reference in this and the preceding paragraph to the Company shall also include direct and indirect subsidiaries of the Company.

(d)
Without Cause. The Company may terminate Executive’s employment without Cause. The Company shall deliver to Executive a Notice of Termination (as defined in Section 7 below) not less than thirty (30) days prior to the termination of Executive’s employment without Cause and the Company shall have the option of terminating Executive’s duties and responsibilities prior to the expiration of such thirty-day notice period.

(e)	Good Reason. Executive may terminate employment with the Company for Good Reason (as defined below) by delivering to the Company a Notice of Termination

Exhibit 10.1

(as defined in Section 7 below) not less than thirty (30) days prior to the termination of Executive’s employment for Good Reason. The Company shall have the option of terminating Executive’s duties and responsibilities prior to the expiration of such thirty-day notice period. For purposes of this Agreement, “Good Reason” means any of the following: (a) a material diminution in Executive’s salary, Target Bonus (provided that in no event shall a failure to earn a bonus equal or in excess of the Target Bonus by reason of failure to achieve applicable performance goals be deemed Good Reason) or benefits; (b) the assignment of Executive without Executive’s consent to a position, responsibilities, or duties of a materially lesser status or degree of responsibility than Executive’s position, responsibilities, or duties immediately following the Employment Commencement Date; (c) any material breach by the Company of its obligations under this Agreement; or (d) the Company requiring Executive to be based at any office or location more than fifty (50) miles from Executive’s current principal business location immediately following the Employment Commencement Date (except for any such change in location which is not materially adverse to Executive). Executive shall provide notice of the existence of the Good Reason condition within ninety (90) days of the date the Executive learns of the condition, and the Company shall have a period of thirty (30) days during which it may remedy the condition, and in case of full remedy such condition shall not be deemed to constitute Good Reason hereunder.

(f)
Without Good Reason. Executive may voluntarily terminate Executive’s employment without Good Reason by delivering to the Company a Notice of Termination not less than thirty (30) days prior to the termination of Executive’s employment and the Company shall have the option of terminating Executive’s duties and responsibilities prior to the expiration of such thirty-day notice period.

7.
Notice of Termination. Any purported termination by the Company or by Executive shall be communicated by written Notice of Termination to the other party hereto. For purposes of this Agreement, a “Notice of Termination” shall mean a notice that indicates a termination date, the specific termination provision in this Agreement relied upon and sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive’s employment under the provision so indicated. For purposes of this Agreement, no such purported termination of Executive’s employment hereunder shall be effective without such Notice of Termination (unless waived by the party entitled to receive such notice).

8.	Compensation Upon Termination. Upon termination of Executive’s employment during the Employment Term, Executive shall be entitled to the following benefits:

(a)
Termination by the Company for Cause or by Executive Without Good Reason. If Executive’s employment is terminated by the Company for Cause or by Executive without Good Reason, the Company shall pay Executive all amounts earned or accrued hereunder through the termination date, including:

(i)	any accrued and unpaid Base Salary;

Exhibit 10.1

(ii)	any Incentive Compensation earned but unpaid in respect of any completed fiscal year preceding the termination date;

(iii)
reimbursement for any and all monies advanced or expenses incurred in connection with Executive’s employment for reasonable and necessary expenses incurred by Executive on behalf of the Company for the period ending on the termination date;

(iv)	any accrued and unpaid vacation pay;

(v)
any previous compensation that Executive has previously deferred (including any interest earned or credited thereon), in accordance with the terms and conditions of the applicable deferred compensation plans or arrangements then in effect, to the extent vested as of Executive’s termination date; and

(vi)	any amount or benefit as provided under any benefit plan or program in accordance with the terms thereof;
(the foregoing items in Sections 8(a)(i) through 8(a)(vi) being collectively referred to as the “Accrued Compensation”).

(b)	Termination by the Company for Disability. If Executive’s employment is terminated by the Company for Disability, the Company shall pay Executive:

(i)	the Accrued Compensation; and

(ii)
an amount equal to the Incentive Compensation that Executive would have been entitled to receive in respect of the fiscal year in which Executive’s termination date occurs, had Executive continued in employment until the end of such fiscal year, which amount, determined based on the Company’s actual performance for such year relative to the performance goals applicable to Executive, shall be multiplied by a fraction (A) the numerator of which is the number of days in such fiscal year through termination date and (B) the denominator of which is 365 (the “Pro-Rata Bonus”) and shall be payable in a lump sum payment at the time such bonus or incentive awards are payable to other participants.

Further, upon Executive’s Disability (irrespective of any termination of employment related thereto), the Company shall pay Executive for twenty-four (24) consecutive months thereafter regular payments in the amount by which the monthly Base Salary exceeds Executive’s monthly Disability insurance benefit.

(c)	Termination By Reason of Death. If Executive’s employment is terminated by reason of Executive’s death, the Company shall pay Executive’s beneficiaries:

(i)	the Accrued Compensation, and

(ii)	the Pro-Rata Bonus.

Exhibit 10.1

(d)
Termination by the Company Without Cause or by Executive for Good Reason Other Than in Connection with a Change of Control. If Executive’s employment by the Company shall be terminated by the Company without Cause or by Executive for Good Reason, either prior to a Change of Control or more than twenty-four (24) months following a Change of Control, then, subject to Section 16(f) of this Agreement, Executive shall be entitled to the benefits provided in this Section 8(d):

(i)	the Company shall pay to Executive the Accrued Compensation;

(ii)	the Company shall pay to Executive the Pro-Rata Bonus;

(iii)
the Company shall pay to Executive as severance pay and in lieu of any further Base Salary or other compensation and benefits for periods subsequent to the termination date, an amount in cash, which amount shall be payable in a lump sum payment within sixty (60) days following such termination (subject to Section 11), equal to two (2) times the sum of (A) Executive’s Base Salary and (B) the Target Bonus; and

(iv)
the Company shall provide Executive with continued coverage under any health, medical, dental, vision or life insurance program or policy in which Executive was eligible to participate as of the time of the Executive’s employment termination for two (2) years following such termination on terms no less favorable to Executive and the Executive’s dependents (including with respect to payment for the costs thereof) than those in effect immediately prior to such termination, which coverage shall become secondary to any coverage provided to Executive by a subsequent employer and to any Medicare coverage for which Executive becomes eligible. Notwithstanding the above, in the event such continued coverage, by reason of change in the applicable law, may, in the Company’s reasonable view, result in tax or other penalties on the Company, this provision shall terminate and the parties shall, in good faith, negotiate for a substitute provision that provides substantially similar benefit to Executive but does not result in such tax or other penalties.

(e)
Termination by the Company Without Cause or by Executive for Good Reason Following a Change of Control. If Executive’s employment by the Company shall be terminated by the Company without Cause or by Executive for Good Reason within twenty-four (24) months following a Change of Control, then in lieu of the amounts due under Section 8(d) above and subject to the requirements of Section 16(f) of the Agreement, Executive shall be entitled to the benefits provided in this Section 8(e):

(i)	the Company shall pay Executive any Accrued Compensation;

(ii)	the Company shall pay Executive any Pro-Rata Bonus;

(iii)	the Company shall pay Executive as severance pay and in lieu of any further Base Salary or other compensation and benefits for periods subsequent to the

Exhibit 10.1

termination date, an amount in cash, which amount shall be payable in a lump sum payment within sixty (60) days following such termination (subject to Section 11), equal to two (2) times the sum of (A) Executive’s Base Salary and (B) the Target Bonus; and

(iv)
the Company shall provide Executive with continued coverage under any health, medical, dental, vision or life insurance program or policy in which Executive was eligible to participate as of the time of Executive’s employment termination for two (2) years following such termination on terms no less favorable to Executive and Executive’s dependents (including with respect to payment for the costs thereof) than those in effect immediately prior to such termination, which coverage shall become secondary to any coverage provided to Executive by a subsequent employer. Notwithstanding the above, in the event such continued coverage, by reason of change in the applicable law, may, in the Company’s reasonable view, result in tax or other penalties on the Company, this provision shall terminate and the parties shall, in good faith, negotiate for a substitute provision that provides substantially similar benefit to Executive but does not result in such tax or other penalties.

(f)
No Mitigation. Executive shall not be required to mitigate the amount of any payment provided for under this Section 8 by seeking other employment or otherwise and, except as provided in Section 8(d)(iv) and Section 8(e)(iv) above, no such payment shall be offset or reduced by the amount of any compensation or benefits provided to Executive in any subsequent employment.

9.	Change of Control.

(a)	“Change of Control” means and shall be deemed to have occurred upon the first of the following events to occur:

(i)
Any “Person” (as defined in Section 9(b) below) is or becomes the “beneficial owner” (“Beneficial Owner”) within the meaning set forth in Rule 13d‑3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its “Affiliates” (as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act)) representing 30% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below; or

(ii)
The following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation,

Exhibit 10.1

relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

(iii)
There is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation or other entity, other than (A) a merger or consolidation which results in (i) the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 60% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and (ii) the individuals who comprise the Board immediately prior thereto constituting immediately thereafter at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger is then a subsidiary, the ultimate parent thereof, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction, but not an acquisition by a third party) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 30% or more of the combined voting power of the Company’s then outstanding securities; or

(iv)
The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets (it being conclusively presumed that any sale or disposition is a sale or disposition by the Company of all or substantially all of its assets if the consummation of the sale or disposition is contingent upon approval by the Company’s stockholders unless the Board expressly determines in writing that such approval is required solely by reason of any relationship between the Company and any other Person or an Affiliate of the Company and any other Person), other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity (A) at least 60% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale or disposition and (B) the majority of whose board of directors immediately following such sale or

Exhibit 10.1

disposition consists of individuals who comprise the Board immediately prior thereto.

(b)
For purposes of this Section 9, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 15(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(c)
Notwithstanding the foregoing, a “Change of Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

10.
Golden Parachute Tax. If any payment or benefit to be made or provided to or for the benefit of Executive (including any payment or benefit received pursuant to this Agreement or otherwise) would be (in whole or part) subject to the excise tax imposed by Section 4999 of the Code, or any successor provision thereto, or any similar tax imposed by state or local law, or any interest or penalties with respect to such excise tax (such tax or taxes, together with any such interest and penalties, are hereafter collectively referred to as the “Excise Tax”), then, Executive may, in his sole discretion, waive the right to receive any payments or distributions (or a portion thereof) by the Company in the nature of compensation to or for Executive’s benefit, whether paid or payable pursuant to this Agreement or otherwise, to the extent that such payments or distributions would subject Executive to the Excise Tax.

11.
Section 409A. This Agreement is intended to comply with or be exempt from Section 409A of the Code (“Section 409A”) and shall in all respects be interpreted and applied accordingly. If any payments or benefits due to Executive hereunder would cause the application of an accelerated or additional tax under Section 409A, such payments or benefits shall be restructured in a manner which does not cause such an accelerated or additional tax. Without limiting the foregoing and notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to this Agreement during the six-month period immediately following Executive’s separation from service shall instead be paid on the first business day after the date that is six months following Executive’s termination date (or death, if earlier), with interest from the date such amounts would otherwise have been paid at the short-term applicable federal rate, compounded semi-annually, as determined under Section 1274 of the Code for the month in which payment would have been made

Exhibit 10.1

but for the delay in payment required to avoid the imposition of an additional rate of tax on Executive under Section 409A.

12.	Records and Confidential Data.

(a)
Executive acknowledges that in connection with the performance of Executive’s duties during the Employment Term, the Company will make available to Executive, or Executive will develop and have access to, certain Confidential Information (as defined below) of the Company and its subsidiaries. Executive acknowledges and agrees that any and all Confidential Information learned or obtained by Executive during the course of Executive’s employment by the Company or otherwise, whether developed by Executive alone or in conjunction with others or otherwise, shall be and is the property of the Company and its subsidiaries.

(b)
Except to the extent required to be disclosed at law or pursuant to judicial process or administrative subpoena, the Confidential Information will be kept confidential by Executive, will not be used in any manner that is detrimental to the Company, will not be used other than in connection with Executive’s discharge of Executive’s duties hereunder, and will be safeguarded by Executive from unauthorized disclosure.

(c)
Following the termination of Executive’s employment hereunder, as soon as possible after the Company’s written request, Executive will return to the Company all written Confidential Information that has been provided to Executive and Executive will destroy all copies of any analyses, compilations, studies or other documents prepared by Executive or for Executive’s use containing or reflecting any Confidential Information. Within five (5) business days of the receipt of such request by Executive, Executive shall, upon written request of the Company, deliver to the Company a document certifying that such written Confidential Information has been returned or destroyed in accordance with this Section 12(c).

(d)	For the purposes of this Agreement, “Confidential Information” shall mean all confidential and proprietary information of the Company and its subsidiaries, including, without limitation,

(i)
trade secrets concerning the business and affairs of the Company and its subsidiaries, product specifications, data, know-how, formulae, compositions, processes, non-public patent applications, designs, sketches, photographs, graphs, drawings, samples, inventions and ideas, past, current, and planned research and development, current and planned manufacturing or distribution methods and processes, customer lists, current and anticipated customer requirements, price lists, market studies, business plans, computer software and programs (including object code and source code), computer software and database technologies, systems, structures, and architectures (and related formulae, compositions,

Exhibit 10.1

processes, improvements, devices, know-how, inventions, discoveries, concepts, ideas, designs, methods and information);

(ii)
information concerning the business and affairs of the Company and its subsidiaries (which includes unpublished financial statements, financial projections and budgets, unpublished and projected sales, capital spending budgets and plans, the names and backgrounds of key personnel, to the extent not publicly known, personnel training and techniques and materials) however documented; and

(iii)
notes, analysis, compilations, studies, summaries, and other material prepared by or for the Company or its subsidiaries containing or based, in whole or in part, on any information included in the foregoing. For purposes of this Agreement, the Confidential Information shall not include and Executive’s obligation’s shall not extend to (i) information that is generally available to the public, (ii) information obtained by Executive other than pursuant to or in connection with this employment, (iii) information that is required to be disclosed by law or legal process, and (iv) Executive’s rolodex and similar address books, including electronic address books, containing contact information.

(e)	Executive’s obligations under this Section 12 shall survive the termination of the Employment Term.

13.	Covenant Not to Solicit, Not to Compete, Not to Disparage and to Cooperate in Litigation.

(a)
Covenant Not to Solicit. To protect the Confidential Information and other trade secrets of the Company as well as the goodwill and competitive business of the Company, Executive agrees, during the Employment Term and for a period of twenty-four (24) months after Executive’s cessation of employment with the Company, not to solicit or participate in or assist in any way in the solicitation of any employees of the Company; provided that the foregoing shall not apply to Executive's head of operations/personal assistant. For purposes of this covenant, “solicit” or “solicitation” means directly or indirectly influencing or attempting to influence employees of the Company to cease employment with the Company or to become employed with any other person, partnership, firm, corporation or other entity. Executive agrees that the covenants contained in this Section 13(a) are reasonable and desirable to protect the Confidential Information of the Company, provided, that solicitation through general advertising not targeted at the Company’s employees or the provision of references shall not constitute a breach of such obligations.

(b)	Covenant Not to Compete.

(i)
To protect the Confidential Information and other trade secrets of the Company as well as the goodwill and competitive business of the Company, Executive agrees, during the Employment Term and for a period of twenty-four (24) months after Executive’s cessation of employment with the Company, that the

Exhibit 10.1

Executive will not, except in the course of Executive’s employment hereunder, directly or indirectly manage, operate, control, or participate in the management, operation, or control of, be employed by, associated with, or in any manner connected with, lend Executive’s name to, or render services or advice to, any third party or any business whose products compete in whole or in part with the products or services (both on market and in development) material to the Company or any business unit on the termination date that constitutes more than 5% of the Company’s revenue on the termination date.

(ii)
For purposes of this Section 13(b), any third party or any business whose products compete includes any entity with which the Company has had a product(s) licensing agreement during the Employment Term and any entity with which the Company is at the time of termination actively negotiating, and eventually concludes within twelve (12) months of the Employment Term, a commercial agreement.

(c)
Nondisparagement. Executive covenants that during and following the Employment Term, Executive will not disparage or encourage or induce others to disparage the Company or its subsidiaries, together with all of their respective past and present directors and officers, as well as their respective past and present managers, officers, shareholders, partners, employees, agents, attorneys, servants and customers and each of their predecessors, successors and assigns (collectively, the “Company Entities and Persons”); provided that such limitation shall extend to past and present managers, officers, shareholders, partners, employees, agents, attorneys, servants and customers only in their capacities as such or in respect of their relationship with the Company and its subsidiaries. The Company agrees that, during and following the Employment Term, neither the Company nor any director or officer, will issue any written statement that disparages Executive or encourages or induces others to disparage Executive. The term “disparage” includes, without limitation, comments or statements adversely affecting in any manner (i) the conduct of the business of the Company Entities and Persons or the Executive, or (ii) the business reputation of the Company Entities and Persons or Executive. Nothing in this Agreement is intended to or shall prevent either party from providing, or limiting testimony in response to a valid subpoena, court order, regulatory request or other judicial, administrative or legal process or otherwise as required by law.

(d)
Cooperation in Any Investigations and Litigation. The Executive agrees that the Executive will reasonably cooperate with the Company, and its counsel, in connection with any investigation, inquiry, administrative proceeding or litigation relating to any matter in which Executive was involved or of which Executive has knowledge as a result of Executive’s service with the Company by providing truthful information. The Company agrees to promptly reimburse Executive for reasonable expenses reasonably incurred by Executive, in connection with Executive’s cooperation pursuant to this Section 13(d). Such reimbursements shall be made as soon as practicable, and in no event later than the calendar year following the year in which the expenses are incurred. The Executive agrees that,

Exhibit 10.1

in the event Executive is subpoenaed by any person or entity (including, but not limited to, any government agency) to give testimony (in a deposition, court proceeding or otherwise) which in any way relates to Executive’s employment by the Company, Executive will, to the extent not legally prohibited from doing so, give prompt notice of such request to the Chief Legal Officer of the Company so that the Company may contest the right of the requesting person or entity to such disclosure before making such disclosure. Nothing in this provision shall require Executive to violate Executive’s obligation to comply with valid legal process.

(e)
Blue Pencil. It is the intent and desire of Executive and the Company that the provisions of this Section 13 be enforced to the fullest extent permissible under the laws and public policies as applied in each jurisdiction in which enforcement is sought. If any particular provision of this Section 13 shall be determined to be invalid or unenforceable, such covenant shall be amended, without any action on the part of either party hereto, to delete therefrom the portion so determined to be invalid or unenforceable, such deletion to apply only with respect to the operation of such covenant in the particular jurisdiction in which such adjudication is made.

(f)	Survive. Executive’s obligations under this Section 13 shall survive the termination of the Employment Term.

14.
Remedies for Breach of Obligations under Sections 12 or 13 hereof. Executive acknowledges that the Company will suffer irreparable injury, not readily susceptible of valuation in monetary damages, if Executive breaches Executive’s obligations under Sections 12 or 13 hereof. Accordingly, Executive agrees that the Company will be entitled, in addition to any other available remedies, to obtain injunctive relief against any breach or prospective breach by Executive of Executive’s obligations under Sections 12 or 13 hereof in any Federal or state court sitting in the State of Delaware, or, at the Company’s election, in any other state in which Executive maintains Executive’s principal residence or Executive’s principal place of business. Executive hereby submits to the non-exclusive jurisdiction of all those courts for the purposes of any actions or proceedings instituted by the Company to obtain that injunctive relief, and Executive agrees that process in any or all of those actions or proceedings may be served by registered mail, addressed to the last address provided by Executive to the Company, or in any other manner authorized by law.

15.	Representations and Warranties by Executive.

(a)
The Company represents and warrants that (i) it is fully authorized by action of the Board (and of any other person or body whose action is required) to enter into this Agreement and to perform its obligations under it, (ii) the execution, delivery and performance of this Agreement by it does not violate any applicable law, regulation, order, judgment or decree or any agreement, arrangement, plan or corporate governance document (x) to which it is a party or (y) by which it is bound, and (iii) upon the execution and delivery of this Agreement by the parties, this Agreement shall be its valid and binding obligation, enforceable against it in accordance with its terms, except to the extent that enforceability may be limited

Exhibit 10.1

by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.

(b)
Executive represents and warrants to the Company that the execution and delivery by Executive of this Agreement do not, and the performance by Executive of Executive’s obligations hereunder will not, with or without the giving of notice or the passage of time, or both: (a) violate any judgment, writ, injunction, or order of any court, arbitrator, or governmental agency applicable to Executive; or (b) conflict with, result in the breach of any provisions of or the termination of, or constitute a default under, any agreement to which Executive is a party or by which Executive is or may be bound.

16.	Miscellaneous.

(a)	Successors and Assigns.

(i)
This Agreement shall be binding upon and shall inure to the benefit of the Company, its successors and permitted assigns and the Company shall require any successor or permitted assign to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession or assignment had taken place. The Company may not assign or delegate any rights or obligations hereunder except to a successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company. The term the “Company” as used herein shall include a corporation or other entity acquiring all or substantially all the assets and business of the Company (including this Agreement) whether by operation of law or otherwise.

(ii)
Neither this Agreement nor any right or interest hereunder shall be assignable or transferable by Executive, Executive’s beneficiaries or legal representatives, except by will or by the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by Executive’s legal personal representatives.

(b)
Fees and Expenses. The Company shall pay reasonable and documented legal fees and related expenses, up to a maximum amount of $25,000, incurred by Executive in connection with the negotiation of this Agreement and related employment arrangements. Such reimbursement shall be made as soon as practicable, but in no event later than the end of the calendar year following the calendar year in which the expenses were incurred. Executive acknowledges that Executive has had the opportunity to consult with legal counsel of Executive’s choice in connection with the drafting, negotiation and execution of this Agreement and related employment arrangements.

(c)
Notice. For the purposes of this Agreement, notices and all other communications provided for in the Agreement (including the Notice of Termination) shall be in writing and shall be deemed to have been duly given when personally delivered or

Exhibit 10.1

sent by Certified mail, return receipt requested, postage prepaid, addressed to the respective addresses last given by each party to the other, provided that all notices to the Company shall be directed to the attention of the Chief Legal Officer of the Company with a copy to the Chairman of the Compensation Committee of the Board. All notices and communications shall be deemed to have been received on the date of delivery thereof or on the third business day after the mailing thereof, except that notice of change of address shall be effective only upon receipt.

(d)
Indemnification. Executive shall be indemnified by the Company to the maximum extent permitted by applicable law and the Company’s by-laws and Certificate of Incorporation. In addition, the Company agrees to continue and maintain, at the Company’s sole expense, a directors’ and officers’ liability insurance policy covering Executive both during and the Employment Term and while the potential liability exists (but in no event longer than six (6) years) after the Employment Term, that is no less favorable than the policy covering Board members and other executive officers of the Company from time to time. The obligations under this paragraph shall survive any termination of the Employment Term.

(e)
Withholding. The Company shall be entitled to withhold the amount, if any, of all taxes of any applicable jurisdiction required to be withheld by an employer with respect to any amount paid to Executive hereunder. The Company, in its sole and absolute discretion, shall make all determinations as to whether it is obligated to withhold any taxes hereunder and the amount hereof.

(f)
Release of Claims. The termination benefits described in Sections 8(d) and 8(e) of this Agreement shall be conditioned on Executive delivering to the Company, a signed release of claims in the form of Exhibit E hereto within forty-five (45) days or twenty-one (21) days, as may be applicable under the Age Discrimination in Employment Act of 1967, as amended by the Older Workers Benefit Protection Act, following Executive’s termination date, and not revoking the Executive’s consent to such release of claims within seven (7) days of such execution; provided, however, that Executive shall not be required to release any rights Executive may have to be indemnified by the Company under Section 16(d) of this Agreement.

(g)
Resignation as Officer or Director.  Upon a termination of employment for any reason, Executive shall, resign each position (if any) that Executive then holds as an officer or director of the Company and any of its affiliates.  Executive’s execution of this Agreement shall be deemed the grant by Executive to the officers of the Company of a limited power of attorney to sign in Executive’s name and on Executive’s behalf any such documentation as may be required to be executed solely for the limited purposes of effectuating such resignations.

(h)	Executive Acknowledgement. Executive acknowledges the Company's Stock Ownership Guidelines, as described in the Company's proxy statement for its 2012 annual shareholders' meeting.

Exhibit 10.1

(i)
Modification. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreement or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement.

(j)
Effect of Other Law. Anything herein to the contrary notwithstanding, the terms of this Agreement shall be modified to the extent required to meet the provisions of the Sarbanes-Oxley Act of 2002, Section 409A, or other federal law applicable to the employment arrangements between Executive and the Company. Any delay in providing benefits or payments, any failure to provide a benefit or payment, or any repayment of compensation that is required under the preceding sentence shall not in and of itself constitute a breach of this Agreement, provided, however, that the Company shall provide economically equivalent payments or benefits to Executive to the extent permitted by law.

(k)
Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts executed in and to be performed entirely within such State, without giving effect to the conflict of law principles thereof.

(l)
No Conflicts. (A) Executive represents and warrants to the Company that Executive is not a party to or otherwise bound by any agreement or arrangement (including, without limitation, any license, covenant, or commitment of any nature), or subject to any judgment, decree, or order of any court or administrative agency, that would conflict with or will be in conflict with or in any way preclude, limit or inhibit Executive’s ability to execute this Agreement or to carry out Executive’s duties and responsibilities hereunder. (B) The Company represents and warrants to Executive that the Company is not a party to or otherwise bound by any agreement or arrangement (including, without limitation, any license, covenant, or commitment of any nature), or subject to any judgment, decree, or order of any court or administrative agency, that would conflict with or will be in conflict with or in any way preclude, limit or inhibit the Company’s ability to execute this Agreement or to carry out the Company’s duties and responsibilities hereunder.

(m)
Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

(n)	Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements, if any, understandings and

Exhibit 10.1

arrangements, oral or written, between the parties hereto with respect to the subject matter hereof.

(o)
Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

Exhibit 10.1

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and Executive has executed this Agreement as of the day and year first above written.

ENDO HEALTH SOLUTIONS INC.

By:    /S/ ROGER H. KIMMEL
    Name: Roger H. Kimmel
Title:    Chairman
EXECUTIVE

By:    /S/ RAJIV DE SILVA
    Rajiv De Silva

Exhibit 10.1

EXHIBIT A

[Form of Initial RSU Agreement]

Grant No.

ENDO HEALTH SOLUTIONS INC.
STOCK AWARD AGREEMENT

UNDER THE 2010 STOCK INCENTIVE PLAN

This Endo Stock Award Agreement (this “Award Agreement”), is made and entered into as of the date of grant set forth below (the “Date of Grant”) by and between Endo Health Solutions Inc., a Delaware corporation (the “Company”), and the participant named below (the “Participant”). Capitalized terms not defined herein shall have the meanings ascribed to them in the Endo Health Solutions Inc. 2010 Stock Incentive Plan (the “Plan”). Where the context permits, references to the Company shall include any successor to the Company.

Name of Participant:

Social Security No.:

Address:

Number of Endo Stock Awards:

Date of Grant:

Vesting Dates:

33 1/3% of the Endo Stock Awards on December 31, 2013
33 1/3% of the Endo Stock Awards on December 31, 2014
33 1/3% of the Endo Stock Awards on March 18, 2016

1.    Grant of Endo Stock Awards. The Company hereby grants to the Participant the total number of restricted stock units set forth above (the “Endo Stock Awards”), subject to all of the terms and conditions of this Award Agreement and the Plan.

2.     Form of Payment and Vesting. Each Endo Stock Award granted hereunder shall represent the right to receive (1) one share of Common Stock as of the date of vesting. Except as provided in Section 7 of the Plan or Paragraph 4 of this Award Agreement, such vesting shall occur on the vesting dates set forth above, provided that the Participant is employed by the Company or one of its Subsidiaries on the applicable vesting date. Notwithstanding the

Exhibit 10.1

above, a share of Common Stock shall be treated as delivered on the applicable vesting date provided that it is delivered on a date following the vesting date that is in the same calendar year as the vesting date or, if later, by the fifteenth day of the third calendar month following the vesting date.

3.    Restrictions

(a) The Endo Stock Awards granted hereunder may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of or encumbered, and shall be subject to a risk of forfeiture until any requirements or restrictions contained in this Award Agreement or in the Plan have been otherwise satisfied, terminated or expressly waived by the Company in writing.

(b) Upon vesting of the Endo Stock Awards, the shares of Common Stock subject to the Endo Stock Awards shall be issued hereunder (provided that such issuance is otherwise in accordance with federal and state securities laws) as soon as practicable thereafter, but in any event no later than the end of the taxable year in which such vesting occurs or, if later, by the 15th day of the third calendar month following the vesting date.

4.     Termination of Employment

(a) Termination of Employment For Cause. Upon termination of the Participant’s employment with the Company and its Subsidiaries for Cause, all of the Participant’s unvested Endo Stock Awards shall be forfeited as of such date.

(b) Termination of Employment on Account of Death or Disability. Upon termination of the Participant’s employment on account of death or Disability, all of the Participant’s unvested Endo Stock Awards shall vest immediately.

(c) Termination of Employment by the Company without Cause or by the Participant for Good Reason. Upon termination of the Participant's employment by the Company without Cause or by the Participant for Good Reason (as such terms are defined in the Participant's employment agreement with the Company), all of the Participant’s unvested Endo Stock Awards as of date of termination shall vest immediately.

(d) Termination of Employment for any Other Reason. Unless otherwise provided in an individual agreement with the Participant, if the Participant has a termination of employment for any reason other than the reasons enumerated in Subparagraphs (a) through (c) above, Endo Stock Awards that are unvested as of date of termination shall be forfeited as of such date.

5.    Change in Control. In the event of a Change in Control, the Endo Stock Awards shall be treated in accordance with Section 8 of the Plan.
6.    Change in Control Definition. Notwithstanding anything to the contrary in the Plan, for purposes of this Award Agreement, Change in Control means and shall be deemed to have occurred upon the first of the following events to occur:

Exhibit 10.1

(a) Any “Person” (as defined below) is or becomes the “beneficial owner” (“Beneficial Owner”) within the meaning set forth in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its “Affiliates” (as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act)) representing 30% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of Subparagraph (c) below; or
(b) The following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or
(c) There is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation or other entity, other than (A) a merger or consolidation which results in (i) the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 60% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and (ii) the individuals who comprise the Board immediately prior thereto constituting immediately thereafter at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger is then a subsidiary, the ultimate parent thereof, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction, but not an acquisition by a third party) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 30% or more of the combined voting power of the Company’s then outstanding securities; or
(d) The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets (it being conclusively presumed that any sale or disposition is a sale or disposition by the Company of all or substantially all of its assets if the consummation of the sale or disposition is contingent upon approval by the Company’s stockholders unless the Board expressly determines in writing that such approval is required solely by reason of any relationship between the Company and any other Person or an Affiliate of the Company and any other Person), other than a sale or

Exhibit 10.1

disposition by the Company of all or substantially all of the Company’s assets to an entity (A) at least 60% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale or disposition and (B) the majority of whose board of directors immediately following such sale or disposition consists of individuals who comprise the Board immediately prior thereto.
For purposes hereof, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 15(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.
Notwithstanding the foregoing, (i) a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the Common Stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions and (ii) with respect to any Award that constitutes a deferral of compensation subject to Section 409A of the Code, no such Award shall become payable as a result of the occurrence of a Change in Control unless such Change in Control also constitutes a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company under Section 409A of the Code.

7.    No Shareholder Rights Prior to Vesting. The Participant shall have no rights of a shareholder (including the right to distributions or dividends) until shares of Common Stock are issued pursuant to the terms of this Award Agreement.

8.    Endo Stock Award (RSU) Agreement Subject to Plan. This Award Agreement is made pursuant to all of the provisions of the Plan, which is incorporated herein by this reference, and is intended, and shall be interpreted in a manner, to comply therewith. In the event of any conflict between the provisions of this Award Agreement and the provisions of the Plan, the provisions of the Plan shall govern, except as expressly provided by Paragraph 6 of this Award Agreement.

9.    No Rights to Continuation of Employment. Nothing in the Plan or this Award Agreement shall confer upon the Participant any right to continue in the employ of the Company or any Subsidiary thereof or shall interfere with or restrict the right of the Company or its shareholders (or of a Subsidiary or its shareholders, as the case may be) to terminate the Participant’s employment any time for any reason whatsoever, with or without cause.

10.    Tax Withholding. The Company shall be entitled to require a cash payment by or on behalf of the Participant and/or to deduct from any Endo Stock Awards granted

Exhibit 10.1

hereunder of compensation payable to the Participant any sums required by federal, state or local tax law to be withheld or to satisfy any applicable payroll deductions with respect to the vesting of, lapse of restrictions on, or payment of any Endo Stock Award.

11.    Section 409A Compliance. The Endo Stock Award is intended to comply with Code Section 409A to the extent subject thereto and shall be interpreted in accordance with Code Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Date of Grant. Notwithstanding any provision in the Plan or Award Agreement to the contrary, no payment or distribution under this Award Agreement that constitutes an item of deferred compensation under Code Section 409A and becomes payable by reason of the Participant’s termination of employment or service with the Company will be made to the Participant until the Participant’s termination of employment or service constitutes a “separation from service” (as defined in Code Section 409A). For purposes of this Award Agreement, each amount to be paid or benefit to be provided shall be construed as a separate identified payment for purposes of Code Section 409A. If a participant is a “specified employee” (as defined in Code Section 409A), then to the extent necessary to avoid the imposition of taxes under Code Section 409A, such Participant shall not be entitled to any payments upon a termination of his or her employment or service until the earlier of: (i) the expiration of the six (6)-month period measured from the date of such Participant’s “separation from service” or (ii) the date of such Participant’s death. Upon the expiration of the applicable waiting period set forth in the preceding sentence, all payments and benefits deferred pursuant to this Section 9 (whether they would have otherwise been payable in a single lump sum or in installments in the absence of such deferral) shall be paid to such Participant in a lump sum as soon as practicable, but in no event later than sixty (60) calendar days, following such expired period, and any remaining payments due under this Award Agreement will be paid in accordance with the normal payment dates specified for them herein.

12.    Governing Law. This Award Agreement shall be governed by, interpreted under, and construed and enforced in accordance with the internal laws, and not the laws pertaining to conflicts or choices of laws, of the State of Delaware applicable to agreements made and to be performed wholly within the State of Delaware.

13.    Binding on Successors. The terms of this Award Agreement shall be binding upon the Participant and upon the Participant’s heirs, executors, administrators, personal representatives, transferees, assignees and successors in interest, and upon the Company and its successors and assignees, subject to the terms of the Plan.

14.    No Assignment. Notwithstanding anything to the contrary in this Award Agreement, neither this Award Agreement nor any rights granted herein shall be assignable by the Participant.

15.    Necessary Acts. The Participant hereby agrees to perform all acts, and to execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Award Agreement, including but not limited to all acts and documents related to compliance with federal and/or state securities and/or tax laws.

Exhibit 10.1

16.    Entire Endo Stock Award (RSU) Agreement. This Award Agreement and the Plan contain the entire agreement and understanding among the parties as to the subject matter hereof.

17.    Headings. Headings are used solely for the convenience of the parties and shall not be deemed to be a limitation upon or descriptive of the contents of any such Paragraph.

18.    Counterparts. This Award Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

19.    Notices. All notices and other communications under this Award Agreement shall be in writing and shall be given by first class mail, certified or registered with return receipt requested, and shall be deemed to have been duly given three days after mailing to the respective parties named below:

If to Company:    Endo Health Solutions Inc.
1400 Atwater Drive
Malvern, PA 19355
Attention: Treasurer

If to the Participant:    At the address noted above.

Either party hereto may change such party’s address for notices by notice duly given pursuant hereto.

20.    Amendment. No amendment or modification hereof shall be valid unless it shall be in writing and signed by all parties hereto.

21.    Acceptance. The Participant hereby acknowledges receipt of a copy of the Plan and this Award Agreement. The Participant has read and understand the terms and provision thereof, and accepts the Endo Stock Awards subject to all the terms and conditions of the Plan and this Award Agreement.

Exhibit 10.1

IN WITNESS WHEREOF, the parties hereto have executed this Award Agreement on the day and year first above written.

ENDO HEALTH SOLUTIONS INC.

By:
    Name:
Title:

PARTICIPANT

By:
    Name:

Exhibit 10.1

EXHIBIT B

[Form of Initial Option Agreement]
Grant No.

ENDO HEALTH SOLUTIONS INC.
STOCK OPTION AGREEMENT

UNDER THE 2010 STOCK INCENTIVE PLAN

This Stock Option Agreement (this “Option Agreement”) is made and entered into as of the date of grant set forth below (the “Date of Grant”) by and between Endo Health Solutions Inc., a Delaware corporation (the “Company”), and the optionee named below (the “Optionee”). Capitalized terms not defined herein shall have the meaning ascribed to them in the Company’s 2010 Stock Incentive Plan (the “Plan”). Where the context permits, references to the Company shall include any successor to the Company.

Name of Optionee:

Social Security No.:

Address:

Shares Subject to Option:

Exercise Price Per Share:

Date of Grant:

Expiration Date:        The 10th anniversary of the Date of Grant

Vesting Dates:         33 1/3% of the Option Shares on December 31, 2013
33 1/3% of the Option Shares on December 31, 2014
33 1/3% of the Option Shares on December 31, 2015

Classification of Option
(Check one):            [ ]    Incentive Stock Option
[X]    Non-Qualified Stock Option

1.Number of Shares. The Company hereby grants to the Grantee an option (the “Option”) to purchase the total number of shares of Common Stock set forth above as Shares Subject to Option (the “Option Shares”) at the Exercise Price Per Share set forth above (the “Exercise Price”), subject to all of the terms and conditions of this Option Agreement and the Plan.

Exhibit 10.1

2.Incorporation of Plan. The Plan is hereby incorporated by reference and made a part hereof, and the Option and this Option Agreement shall be subject to all terms and conditions of the Plan. In the event of any conflict between the provisions of this Option Agreement and the provisions of the Plan, the provisions of the Plan shall govern, except as expressly provided by Paragraph 7 of this Option Agreement.

3.Option Term. The term of the Option and of this Option Agreement (the “Option Term”) shall commence on the Date of Grant set forth above and, unless previously terminated pursuant to Section 7 of the Plan or Paragraph 4 of this Option Agreement, shall terminate upon the Expiration Date set forth above. As of the Expiration Date, all rights of the Optionee hereunder shall terminate.

4.Termination of Employment. Upon termination of the Optionee’s employment, the Option shall be treated in accordance with Section 7 of the Plan, except to the extent provided below:

(a) Termination of Employment on Account of Disability; Termination of Employment by the Company without Cause or by the Optionee for Good Reason. Upon termination of the Optionee's employment with the Company and its Subsidiaries on account of Disability, termination of the Optionee's employment with the Company and its Subsidiaries by the Company without Cause or termination of the Optionee's employment with the Company and its Subsidiaries by the Optionee for Good Reason (as such terms are defined in the Optionee's employment agreement with the Company), all outstanding Options granted to such Optionee shall immediately become fully exercisable, and shall remain exercisable for a period of one (1) year from and including the date of termination of employment and shall terminate thereafter.

(b) Termination of Employment on Account of Death. Upon termination of the Optionee's employment with the Company and its Subsidiaries on account of death, all outstanding Options granted to such Optionee shall immediately become fully exercisable by the person to whom such rights have passed under the Optionee's will (or if applicable, pursuant to the laws of descent and distribution), and shall remain exercisable for a period of one (1) year from and including the date of the Optionee's death and shall terminate thereafter.

5.Vesting. Except as provided in Section 7 of the Plan or Paragraph 4 above, the Option shall become exercisable with respect to the number of Option Shares specified on the Exercisability Dates set forth above. Once exercisable, the Option shall continue to be exercisable at any time or times prior to the Expiration Date, subject to the provisions hereof and of the Plan.

6.Change in Control. In the event of a Change in Control, the Option shall be treated in accordance with Section 8 of the Plan.

7.Change in Control Definition. Notwithstanding anything to the contrary in the Plan, for purposes of this Option Agreement, Change in Control means and shall be deemed to have occurred upon the first of the following events to occur:

Exhibit 10.1

(a)
Any “Person” (as defined below) is or becomes the “beneficial owner” (“Beneficial Owner”) within the meaning set forth in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its “Affiliates” (as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act)) representing 30% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of Subparagraph (c) below; or

(b)
The following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

(c)
There is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation or other entity, other than (A) a merger or consolidation which results in (i) the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 60% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and (ii) the individuals who comprise the Board immediately prior thereto constituting immediately thereafter at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger is then a subsidiary, the ultimate parent thereof, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction, but not an acquisition by a third party) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 30% or more of the combined voting power of the Company’s then outstanding securities; or

Exhibit 10.1

(d)
The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets (it being conclusively presumed that any sale or disposition is a sale or disposition by the Company of all or substantially all of its assets if the consummation of the sale or disposition is contingent upon approval by the Company’s stockholders unless the Board expressly determines in writing that such approval is required solely by reason of any relationship between the Company and any other Person or an Affiliate of the Company and any other Person), other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity (A) at least 60% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale or disposition and (B) the majority of whose board of directors immediately following such sale or disposition consists of individuals who comprise the Board immediately prior thereto.

For purposes hereof, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 15(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.
Notwithstanding the foregoing, (i) a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the Common Stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions and (ii) with respect to any Award that constitutes a deferral of compensation subject to Section 409A of the Code, no such Award shall become payable as a result of the occurrence of a Change in Control unless such Change in Control also constitutes a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company under Section 409A of the Code.

8.Authority of the Committee. The Committee shall have full authority to interpret and construe the terms of the Plan and this Option Agreement. The determination of the Committee as to any such matter of interpretation or construction shall be final, binding and conclusive.

Exhibit 10.1

9.Governing Law. This Option Agreement shall be governed by, interpreted under, and construed and enforced in accordance with the internal laws, and not the laws pertaining to conflicts or choices of laws, of the State of Delaware applicable to agreements made and to be performed wholly within the State of Delaware.

10.Binding on Successors. The terms of this Option Agreement shall be binding upon the Optionee and upon the Optionee’s heirs, executors, administrators, personal representatives, transferees, assignees and successors in interest, and upon the Company and its successors and assignees, subject to the terms of the Plan.

11.No Assignment. Notwithstanding anything to the contrary in this Option Agreement, neither this Option Agreement nor any rights granted herein shall be assignable by the Optionee.

12.Necessary Acts. The Optionee hereby agrees to perform all acts, and to execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Option Agreement, including but not limited to all acts and documents related to compliance with federal and/or state securities and/or tax laws.

13.Entire Option Agreement. This Option Agreement and the Plan contain the entire agreement and understanding among the parties as to the subject matter hereof.

14.Headings. Headings are used solely for the convenience of the parties and shall not be deemed to be a limitation upon or descriptive of the contents of any such Paragraph.

15.Counterparts. This Option Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

16.Notices. All notices and other communications under this Option Agreement shall be in writing and shall be given by first class mail, certified or registered with return receipt requested, and shall be deemed to have been duly given three days after mailing to the respective parties named below:

If to Company:    Endo Health Solutions Inc.
1400 Atwater Drive
Malvern, PA 19355
Attention: Treasurer

If to the Optionee:    At the address noted above.

Either party hereto may change such party’s address for notices by notice duly given pursuant hereto.

17.Amendment. No amendment or modification hereof shall be valid unless it shall be in writing and signed by all the parties hereto.

Exhibit 10.1

18.Acceptance. The Optionee hereby acknowledges receipt of a copy of the Plan and this Option Agreement. The Optionee has read and understand the terms and provision thereof, and accepts the Option subject to all the terms and conditions of the Plan and this Option Agreement.

Exhibit 10.1

IN WITNESS WHEREOF, the parties hereto have executed this Award Agreement on the day and year first above written.

ENDO HEALTH SOLUTIONS INC.

By:
    Name:
Title:

PARTICIPANT

By:
    Name:

Exhibit 10.1

EXHIBIT C

[Form of Initial Performance Award Agreement]

Grant No.:
ENDO HEALTH SOLUTIONS INC.
PERFORMANCE AWARD AGREEMENT

UNDER THE 2010 STOCK INCENTIVE PLAN

This Performance Award Agreement (this “Award Agreement”) is made and entered into as of the date of grant set forth below (the “Date of Grant”) by and between Endo Health Solutions Inc., a Delaware corporation (the “Company”), and the participant named below (the “Participant”). Capitalized terms not defined herein shall have the meanings ascribed to them in the Endo Health Solutions Inc. 2010 Stock Incentive Plan (the “Plan”). Where the context permits, references to the Company shall include any successor to the Company.

Name of Participant:

Social Security No.:

Total Number of Restricted Stock Units Underlying the Target Performance Award:
Target TSR Stock Award:
Target Net Sales Stock Award:

Date of Grant:

Performance Period:	The period beginning on January 1, 2013 and ending on December 31, 2015.

Vesting Date:        December 31, 2015

1.    Grant of Performance Awards. The Company hereby grants to the Participant the total number of restricted stock units set forth above (the “Performance Award”), subject to all of the terms and conditions of this Award Agreement and the Plan.

2.     Form of Payment and Vesting. The Performance Award shall represent the right to receive, on the first business day following the March [1] first following the end of the Performance Period (such March [1], the “Vesting Date”), if and to the extent that the Board so determines after the applicable year-end audit, a number of shares of Common Stock equal to a multiple of the Total Target Performance Award (as set forth above), as determined in accordance with the performance metrics to be finalized by the Compensation Committee on or before March 31, 2013 (which shall be consistent with the 2013 Performance Award performance metrics for the other executive officers of the Company, as shall be set forth on Exhibit A hereto)

Exhibit 10.1

have been earned and, except as provided in Paragraph 4 of this Award Agreement, provided that the Participant is employed by the Company or one of its Subsidiaries through the Vesting Date. Notwithstanding the above, earned shares of Common Stock shall be treated as delivered on the first business day following the Vesting Date (the “Delivery Date”) provided that they are delivered on a date following the Delivery Date that is in the same calendar year as the Delivery Date or, if later, by the fifteenth day of the third calendar month following the Delivery Date. Any portion of the Performance Award that could have been earned in accordance with the provisions of Exhibit A that is not earned as of the Vesting Date, as determined by the Board, shall be immediately forfeited.

3.    Restrictions. The Performance Award granted hereunder may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of or encumbered, and shall be subject to a risk of forfeiture and until any additional requirements or restrictions contained in this Award Agreement or in the Plan have been otherwise satisfied, terminated or expressly waived by the Company in writing.

4.     Termination of Employment Services; Disability

(a) Termination of Employment For Cause. Upon termination of a Participant’s employment with the Company and its Subsidiaries for Cause prior to the Vesting Date, the Participant’s Performance Award shall be forfeited as of the date of such termination of employment.

(b) Termination of Employment On Account of Death. Upon termination of a Participant’s employment on account of death prior to the Vesting Date, the Participant’s Performance Award shall vest as of the date of such termination of employment at target levels and shall be settled in shares of Common Stock for the benefit of the Participant’s estate no later than the end of the calendar year in which the Participant’s death occurs or, if later, by the fifteenth day of the third calendar month following the Participant’s death.

(c) Termination of Employment On Account of Disability. Upon termination of a Participant’s employment on account of Disability prior to the Vesting Date, the Participant shall continue to be eligible to vest in accordance with the applicable performance-based vesting conditions regardless of such termination of employment.

(d) Termination of Employment by the Company without Cause or by the Participant for Good Reason. Upon termination of the Participant's employment by the Company without Cause or by the Participant for Good Reason (as such terms are defined in the Participant's employment agreement with the Company), the Participant shall continue to be eligible to vest in a prorated portion of the Performance Award (as discussed below) based upon achievement of applicable performance criteria. The prorated portion of the Performance Award eligible for continued vesting hereunder shall equal the Performance Award payable without regard to termination multiplied by a fraction, the numerator of which is the number of months of Participant's service during the Performance Period and the denominator of which is the total number of months in the Performance Period.

Exhibit 10.1

(e) Termination of Employment For Any Other Reason. Unless otherwise provided in an individual agreement with the Participant, if the Participant terminates employment with the Company and its Subsidiaries prior to the Vesting Date for any reason other than the reasons enumerated in Subparagraphs (a) through (d) above, the Participant’s Performance Award as of the date of termination shall be forfeited.

5.    Change in Control. In the event of a Change in Control, the restrictions, deferral limitations, payment conditions, and forfeiture conditions applicable to any Performance Awards shall lapse and, notwithstanding anything to the contrary in the Plan, the Performance Awards shall be deemed to be achieved at a 1.0x multiple of each of the Target TSR Stock Award and the Target Net Sales Stock Award (as shall be set forth on Exhibit A hereto), and such achieved Performance Awards shall be settled in shares of Common Stock immediately prior to the Change in Control. Any portion of the Performance Award that could have been earned in accordance with the provisions of this Section 5 that is not earned (in accordance with the provisions of this Section 5) as of the Change in Control shall be immediately forfeited on the Change in Control.

6.    Change in Control Definition. Notwithstanding anything to the contrary in the Plan, for purposes of this Award Agreement, Change in Control means and shall be deemed to have occurred upon the first of the following events to occur:

(a)
Any “Person” (as defined below) is or becomes the “beneficial owner” (“Beneficial Owner”) within the meaning set forth in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its “Affiliates” (as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act)) representing 30% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of Subparagraph (c) below; or

(b)
The following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

(c)
There is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation or other entity, other than (A) a merger or consolidation which results in (i) the voting securities of the Company outstanding immediately prior to such merger or consolidation

Exhibit 10.1

continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 60% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and (ii) the individuals who comprise the Board immediately prior thereto constituting immediately thereafter at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger is then a subsidiary, the ultimate parent thereof, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction, but not an acquisition by a third party) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 30% or more of the combined voting power of the Company’s then outstanding securities; or

(d)
The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets (it being conclusively presumed that any sale or disposition is a sale or disposition by the Company of all or substantially all of its assets if the consummation of the sale or disposition is contingent upon approval by the Company’s stockholders unless the Board expressly determines in writing that such approval is required solely by reason of any relationship between the Company and any other Person or an Affiliate of the Company and any other Person), other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity (A) at least 60% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale or disposition and (B) the majority of whose board of directors immediately following such sale or disposition consists of individuals who comprise the Board immediately prior thereto.

For purposes hereof, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 15(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

Notwithstanding the foregoing, (i) a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of

Exhibit 10.1

integrated transactions immediately following which the record holders of the Common Stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions and (ii) with respect to any Award that constitutes a deferral of compensation subject to Section 409A of the Code, no such Award shall become payable as a result of the occurrence of a Change in Control unless such Change in Control also constitutes a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company under Section 409A of the Code.

7.    No Shareholder Rights Prior to Vesting. The Participant shall have no rights of a shareholder (including the right to distributions or dividends) until shares of Common Stock are issued pursuant to the terms of this Award Agreement.

8.    Performance Award (RSU) Agreement Subject to Plan. This Award Agreement is made pursuant to all of the provisions of the Plan, which is incorporated herein by this reference, and is intended, and shall be interpreted, in a manner to comply therewith. In the event of any conflict between the provisions of this Award Agreement and the provisions of the Plan, the provisions of the Plan shall govern, except as expressly provided by Paragraph 6 of this Award Agreement.

9.    No Rights to Continuation of Employment. Nothing in the Plan or this Award Agreement shall confer upon the Participant any right to continue in the employ of the Company or any Subsidiary thereof or shall interfere with or restrict the right of the Company or its shareholders (or of a Subsidiary or its shareholders, as the case may be) to terminate the Participant’s employment at any time for any reason whatsoever, with or without Cause.

10.    Tax Withholding. The Company shall be entitled to require a cash payment by or on behalf of the Participant and/or to deduct from any Performance Award granted hereunder or other compensation payable to the Participant any sums required by federal, state or local tax law to be withheld or to satisfy any applicable payroll deductions with respect to the vesting of, lapse of restrictions on, or payment of any Performance Award.

11.    Section 409A Compliance. The Performance Award is intended to comply with Code Section 409A to the extent subject thereto and shall be interpreted in accordance with Code Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Date of Grant. Notwithstanding any provision in the Plan or Award Agreement to the contrary, no payment or distribution under this Award Agreement that constitutes an item of deferred compensation under Code Section 409A and becomes payable by reason of the Participant’s termination of employment or service with the Company will be made to the Participant until the Participant’s termination of employment or service constitutes a “separation from service” (as defined in Code Section 409A). For purposes of this Award Agreement, each amount to be paid or benefit to be provided shall be construed as a separate

Exhibit 10.1

identified payment for purposes of Code Section 409A. If a participant is a “specified employee” (as defined in Code Section 409A), then to the extent necessary to avoid the imposition of taxes under Code Section 409A, such Participant shall not be entitled to any payments upon a termination of his or her employment or service until the earlier of: (i) the expiration of the six (6)-month period measured from the date of such Participant’s “separation from service” or (ii) the date of such Participant’s death. Upon the expiration of the applicable waiting period set forth in the preceding sentence, all payments and benefits deferred pursuant to this Section 9 (whether they would have otherwise been payable in a single lump sum or in installments in the absence of such deferral) shall be paid to such Participant in a lump sum as soon as practicable, but in no event later than sixty (60) calendar days, following such expired period, and any remaining payments due under this Award Agreement will be paid in accordance with the normal payment dates specified for them herein.

12.    Governing Law. This Award Agreement shall be governed by, interpreted under, and construed and enforced in accordance with the internal laws, and not the laws pertaining to conflicts or choice of laws, of the State of Delaware applicable to agreements made and to be performed wholly within the State of Delaware.

13.    Binding on Successors. The terms of this Award Agreement shall be binding upon the Participant and upon the Participant’s heirs, executors, administrators, personal representatives, transferees, assignees and successors in interest, and upon the Company and its successors and assignees, subject to the terms of the Plan.

14.    No Assignment. Notwithstanding anything to the contrary in this Award Agreement, neither this Award Agreement nor any rights granted herein shall be assignable by the Participant.

15.    Necessary Acts. The Participant hereby agrees to perform all acts, and to execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Award Agreement, including but not limited to all acts and documents related to compliance with federal and/or state securities and/or tax laws.

16.    Entire Performance Award (RSU) Agreement. This Award Agreement (including Exhibit A) and the Plan contain the entire agreement and understanding among the parties as to the subject matter hereof.

17.    Headings. Headings are used solely for the convenience of the parties and shall not be deemed to be a limitation upon or descriptive of the contents of any such Paragraph.

18.    Counterparts. This Award Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

Exhibit 10.1

19.    Notices. All notices and other communications under this Award Agreement shall be in writing and shall be given by first class mail, certified or registered with return receipt requested, and shall be deemed to have been duly given three days after mailing to the respective parties named below:

If to Company:    Endo Health Solutions Inc.
1400 Atwater Drive
Malvern, PA 19355
Attention: Treasurer

If to the Participant:    At the address noted above.

Either party hereto may change such party’s address for notices by notice duly given pursuant hereto.

20.    Amendment. No amendment or modification hereof shall be valid unless it shall be in writing and signed by all parties hereto.

21.    Acceptance. The Participant hereby acknowledges receipt of a copy of the Plan and this Award Agreement. The Participant has read and understands the terms and provisions thereof, and accepts the Performance Award subject to all the terms and conditions of the Plan and this Award Agreement.

Exhibit 10.1

IN WITNESS WHEREOF, the parties hereto have executed this Award Agreement on the day and year first above written.

ENDO HEALTH SOLUTIONS INC.

By:
    Name:
Title:

PARTICIPANT

By:
    Name:

Exhibit 10.1

EXHIBIT A to the Performance Award Agreement

1.
The Participant will be entitled to receive a number of shares of Common Stock as of March [1], 2016, equal to a multiple of the TSR Stock Award based on the Company’s relative Total Shareholder Return (as defined below) for the Performance Period as compared to the Total Shareholder Return for the Performance Period of companies comprising the S&P 1500 Healthcare Index as of both the first day and last day of the Performance Period, in accordance with the table below; provided, however, that, notwithstanding the table below, no portion of the TSR Stock Award shall vest if the Company’s Total Shareholder Return for the Performance Period is negative:

[TABLE TO COME]
“Total Shareholder Return” shall mean the appreciation of the Per Share Price during the Performance Period, plus any dividends paid on the applicable company’s common stock during such Performance Period.
“Per Share Price” shall mean the average of the closing prices of common shares for the applicable company during the eighty (80) consecutive trading days ending on the day prior to the applicable measurement date.

1.
The Participant will be entitled to receive a number of shares of Common Stock as of March [1], 2016 equal to a multiple of the Net Sales Stock Award based on the Company’s cumulative Net Sales (as defined below) for the Performance Period as compared to the Company’s Target Net Sales (as defined below) in accordance with the table below:

[TABLE TO COME]
“Net Sales” shall mean the revenues from the Company’s sales (including, but not limited to, sales of the Company’s pharmaceutical products) plus royalties and other payments earned from third parties as a result of licensing activities and royalties earned on sales of the underlying products, as recognized in accordance with accounting principles generally accepted in the United States (or another basis of accounting, such as International Financial Reporting Standards, should the Company adopt or be required to adopt another basis of accounting).
“Target Net Sales” shall be $[ ] for the Performance Period.

The determination of Total Shareholder Return and Net Sales will be made in the sole discretion of Board, after the end of the Performance Period once the applicable year-end audit is available. The Board also has discretion to accelerate the vesting of all or a portion of the Participant’s Performance Award based upon the overall performance of the Company and/or the Participant or based upon any change in business conditions, provided that the exercise of such discretion would not cause a Performance Award that would otherwise be deducible as "performance-

Exhibit 10.1

based" compensation within the meaning of Section 162(m) of the Code to become non-deductible.

Exhibit 10.1

EXHIBIT D

[Form of Matched Performance Award Agreement]

Grant No.:
ENDO HEALTH SOLUTIONS INC.
MATCHED PERFORMANCE AWARD AGREEMENT

UNDER THE 2010 STOCK INCENTIVE PLAN

This Matched Performance Award Agreement (this “Award Agreement”) is made and entered into as of the date of grant set forth below (the “Date of Grant”) by and between Endo Health Solutions Inc., a Delaware corporation (the “Company”), and the participant named below (the “Participant”). Capitalized terms not defined herein shall have the meanings ascribed to them in the Endo Health Solutions Inc. 2010 Stock Incentive Plan (the “Plan”). Where the context permits, references to the Company shall include any successor to the Company.

Name of Participant:

Social Security No.:

Total Number of Restricted Stock Units Underlying the Matched Performance Award:

Date of Grant:

Performance Period:	The period beginning on Date of Grant and ending on March 18, 2016 (or an earlier date as provided in Section 4(b) or 5 below).

Vesting Date:    March 18, 2016

1.    Grant of Matched Performance Awards. The Company hereby grants to the Participant the total number of restricted stock units set forth above (the “Matched Performance Award”), subject to all of the terms and conditions of this Award Agreement and the Plan.

2.     Form of Payment and Vesting. The Matched Performance Award shall represent the right to receive, on March 18, 2016, or an earlier vesting date as provided in Section 4(b) or 5 below, (any such date, the “Vesting Date”), if and to the extent that the Board determines applicable thresholds as determined in accordance with Exhibit A hereto have been met and, except as provided in Paragraph 4 of this Award Agreement, provided that the Participant is employed by the Company or one of its Subsidiaries through the end of the Performance Period, the number of shares of Common Stock determined in accordance with Exhibit A hereto. Notwithstanding the above, earned shares of Common Stock shall be treated as delivered on the first business day following the Vesting Date (the “Delivery Date”) provided

Exhibit 10.1

that they are delivered on a date following the Delivery Date that is in the same calendar year as the Delivery Date or, if later, by the fifteenth day of the third calendar month following the Delivery Date. Any portion of the Matched Performance Award that could have been earned in accordance with the provisions of Exhibit A that is not earned as of the Vesting Date, as determined by the Board, shall be immediately forfeited.

3.    Restrictions. The Matched Performance Award granted hereunder may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of or encumbered, and shall be subject to a risk of forfeiture and until any additional requirements or restrictions contained in this Award Agreement or in the Plan have been otherwise satisfied, terminated or expressly waived by the Company in writing.

4.     Termination of Employment

(a) Termination of Employment For Cause. Upon termination of the Participant’s employment with the Company and its Subsidiaries for Cause prior to the Vesting Date, the Participant’s Matched Performance Award shall be forfeited as of the date of such termination of employment.

(b) Termination of Employment On Account of Death or Disability, by the Company without Cause or by the Participant for Good Reason. Upon termination of the Participant's employment due to death, Disability, by the Company without Cause or by the Participant for Good Reason (as such terms are defined in the Participant's employment agreement with the Company), the Performance Period shall terminate. The Participant shall immediately vest in the Matched Performance Award based upon achievement of applicable performance criteria in respect of such shortened Performance Period.

(c) Termination of Employment For Any Other Reason. Unless otherwise provided in an individual agreement with the Participant, if the Participant terminates employment with the Company and its Subsidiaries prior to the Vesting Date for any reason other than the reasons enumerated in Subparagraphs (a) through (c) above, the Participant’s Matched Performance Award as of the date of termination shall be forfeited.

5.    Change in Control. In the event of a Change in Control, the Performance Period shall terminate. The Participant shall vest in the Matched Performance Award, as of immediately prior to the Change in Control, based upon achievement of applicable performance criteria in respect of such shortened Performance Period, provided that the Per Share Price in the event of a Change in Control shall mean the price paid per share of Common Stock in the Change in Control transaction, if applicable.

6.    Change in Control Definition. Notwithstanding anything to the contrary in the Plan, for purposes of this Award Agreement, Change in Control means and shall be deemed to have occurred upon the first of the following events to occur:

(a)	Any “Person” (as defined below) is or becomes the “beneficial owner” (“Beneficial Owner”) within the meaning set forth in Rule 13d-3 under

Exhibit 10.1

the Securities Exchange Act of 1934, as amended (the “Exchange Act”), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its “Affiliates” (as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act)) representing 30% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of Subparagraph (c) below; or

(b)
The following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

(c)
There is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation or other entity, other than (A) a merger or consolidation which results in (i) the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 60% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and (ii) the individuals who comprise the Board immediately prior thereto constituting immediately thereafter at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger is then a subsidiary, the ultimate parent thereof, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction, but not an acquisition by a third party) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 30% or more of the combined voting power of the Company’s then outstanding securities; or

(d)
The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets (it being conclusively presumed that any sale or disposition is a sale or disposition by the Company of all or substantially all of its assets if the consummation of the

Exhibit 10.1

sale or disposition is contingent upon approval by the Company’s stockholders unless the Board expressly determines in writing that such approval is required solely by reason of any relationship between the Company and any other Person or an Affiliate of the Company and any other Person), other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity (A) at least 60% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale or disposition and (B) the majority of whose board of directors immediately following such sale or disposition consists of individuals who comprise the Board immediately prior thereto.
For purposes hereof, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 15(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

Notwithstanding the foregoing, (i) a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the Common Stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions and (ii) with respect to any Award that constitutes a deferral of compensation subject to Section 409A of the Code, no such Award shall become payable as a result of the occurrence of a Change in Control unless such Change in Control also constitutes a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company under Section 409A of the Code.

7.    No Shareholder Rights Prior to Vesting. The Participant shall have no rights of a shareholder (including the right to distributions or dividends) until shares of Common Stock are issued pursuant to the terms of this Award Agreement.

8.    Matched Performance Award (RSU) Agreement Subject to Plan. This Award Agreement is made pursuant to all of the provisions of the Plan, which is incorporated herein by this reference, and is intended, and shall be interpreted, in a manner to comply therewith. In the event of any conflict between the provisions of this Award Agreement and the provisions of the Plan, the provisions of the Plan shall govern, except as expressly provided by Paragraph 6 of this Award Agreement.

Exhibit 10.1

9.    No Rights to Continuation of Employment. Nothing in the Plan or this Award Agreement shall confer upon the Participant any right to continue in the employ of the Company or any Subsidiary thereof or shall interfere with or restrict the right of the Company or its shareholders (or of a Subsidiary or its shareholders, as the case may be) to terminate the Participant’s employment at any time for any reason whatsoever, with or without Cause.

10.    Tax Withholding. The Company shall be entitled to require a cash payment by or on behalf of the Participant and/or to deduct from any Matched Performance Award granted hereunder or other compensation payable to the Participant any sums required by federal, state or local tax law to be withheld or to satisfy any applicable payroll deductions with respect to the vesting of, lapse of restrictions on, or payment of any Matched Performance Award.

11.    Section 409A Compliance. The Matched Performance Award is intended to comply with Code Section 409A to the extent subject thereto and shall be interpreted in accordance with Code Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Date of Grant. Notwithstanding any provision in the Plan or Award Agreement to the contrary, no payment or distribution under this Award Agreement that constitutes an item of deferred compensation under Code Section 409A and becomes payable by reason of the Participant’s termination of employment or service with the Company will be made to the Participant until the Participant’s termination of employment or service constitutes a “separation from service” (as defined in Code Section 409A). For purposes of this Award Agreement, each amount to be paid or benefit to be provided shall be construed as a separate identified payment for purposes of Code Section 409A. If a participant is a “specified employee” (as defined in Code Section 409A), then to the extent necessary to avoid the imposition of taxes under Code Section 409A, such Participant shall not be entitled to any payments upon a termination of his or her employment or service until the earlier of: (i) the expiration of the six (6)-month period measured from the date of such Participant’s “separation from service” or (ii) the date of such Participant’s death. Upon the expiration of the applicable waiting period set forth in the preceding sentence, all payments and benefits deferred pursuant to this Section 9 (whether they would have otherwise been payable in a single lump sum or in installments in the absence of such deferral) shall be paid to such Participant in a lump sum as soon as practicable, but in no event later than sixty (60) calendar days, following such expired period, and any remaining payments due under this Award Agreement will be paid in accordance with the normal payment dates specified for them herein.

12.    Governing Law. This Award Agreement shall be governed by, interpreted under, and construed and enforced in accordance with the internal laws, and not the laws pertaining to conflicts or choice of laws, of the State of Delaware applicable to agreements made and to be performed wholly within the State of Delaware.

13.    Binding on Successors. The terms of this Award Agreement shall be binding upon the Participant and upon the Participant’s heirs, executors, administrators, personal

Exhibit 10.1

representatives, transferees, assignees and successors in interest, and upon the Company and its successors and assignees, subject to the terms of the Plan.

14.    No Assignment. Notwithstanding anything to the contrary in this Award Agreement, neither this Award Agreement nor any rights granted herein shall be assignable by the Participant.

15.    Necessary Acts. The Participant hereby agrees to perform all acts, and to execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Award Agreement, including but not limited to all acts and documents related to compliance with federal and/or state securities and/or tax laws.

16.    Entire Matched Performance Award (RSU) Agreement. This Award Agreement (including Exhibit A) and the Plan contain the entire agreement and understanding among the parties as to the subject matter hereof.

17.    Headings. Headings are used solely for the convenience of the parties and shall not be deemed to be a limitation upon or descriptive of the contents of any such Paragraph.

18.    Counterparts. This Award Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

19.    Notices. All notices and other communications under this Award Agreement shall be in writing and shall be given by first class mail, certified or registered with return receipt requested, and shall be deemed to have been duly given three days after mailing to the respective parties named below:

If to Company:    Endo Health Solutions Inc.
1400 Atwater Drive
Malvern, PA 19355
Attention: Treasurer

If to the Participant:    At the address noted above.

Either party hereto may change such party’s address for notices by notice duly given pursuant hereto.

20.    Amendment. No amendment or modification hereof shall be valid unless it shall be in writing and signed by all parties hereto.

21.    Acceptance. The Participant hereby acknowledges receipt of a copy of the Plan and this Award Agreement. The Participant has read and understands the terms and provisions thereof, and accepts the Matched Performance Award subject to all the terms and conditions of the Plan and this Award Agreement.

Exhibit 10.1

IN WITNESS WHEREOF, the parties hereto have executed this Award Agreement on the day and year first above written.

ENDO HEALTH SOLUTIONS INC.

By:
    Name:
Title:

PARTICIPANT

By:
    Name:

Exhibit 10.1

EXHIBIT A to the Matched Performance Award Agreement

1.
The Participant will be entitled to receive a number of shares of Common Stock on the Delivery Date equal to (i) the total number of restricted stock units underlying the Matched Performance Award multiplied by (ii) a percentage (the "Matching Percentage") determined by reference to Total Shareholder Return (as defined below) in accordance with the following:

If the Total Shareholder Return is less than 33%, the Matching Percentage will be 0%.

If the Total Shareholder Return is 33% or higher, but less than 50%, the Matching Percentage will be 25%.

If the Total Shareholder Return is 50% or higher, but less than 75%, the Matching Percentage will be 50%.

If the Total Shareholder Return is 75% or higher, but less than 100%, the Matching Percentage will be 75%.

If the Total Shareholder Return is 100% or higher, the Matching Percentage will be 150%.
“Total Shareholder Return” shall mean the appreciation of the Per Share Price during the Performance Period, plus any dividends paid on Common Stock during such Performance Period.
“Per Share Price” shall mean the average of the closing price of a share of Common Stock during the eighty (80) consecutive trading days ending on the day prior to the applicable measurement date.

The determination of Total Shareholder Return will be made in the sole discretion of Board, after the end of the Performance Period. The Board also has discretion to accelerate the vesting of all or a portion of the Participant’s Matched Performance Award based upon the overall performance of the Company and/or the Participant or based upon any change in business conditions, provided that the exercise of such discretion would not cause a Matched Performance Award that would otherwise be deducible as "performance-based" compensation within the meaning of Section 162(m) of the Code to become non-deductible.

Exhibit 10.1

EXHIBIT E
FORM OF RELEASE AGREEMENT
THIS RELEASE AGREEMENT (the “Release”) is made as of this ____ day of _________, ____, by and between (“Executive”) and Endo Health Solutions Inc. (the “Company”).

1.
FOR AND IN CONSIDERATION of the payments and benefits provided in the Employment Agreement between Executive and the Company dated as of ________, 2013, (the “Employment Agreement”), Executive, for himself or herself, his or her successors and assigns, executors and administrators, now and forever hereby releases and discharges the Company, together with all of its past and present parents, subsidiaries, and affiliates, together with each of their officers, directors, stockholders, partners, employees, agents, representatives and attorneys, and each of their subsidiaries, affiliates, estates, predecessors, successors, and assigns (hereinafter collectively referred to as the “Releasees”) from any and all rights, claims, charges, actions, causes of action, complaints, sums of money, suits, debts, covenants, contracts, agreements, promises, obligations, damages, demands or liabilities of every kind whatsoever, in law or in equity, whether known or unknown, suspected or unsuspected, which Executive or Executive’s executors, administrators, successors or assigns ever had, now has or may hereafter claim to have by reason of any matter, cause or thing whatsoever; arising from the beginning of time up to the date of the Release: (i) relating in any way to Executive’s employment relationship with the Company or any of the Releasees, or the termination of Executive’s employment relationship with the Company or any of the Releasees; (ii) arising under or relating to the Employment Agreement; (iii) arising under any federal, local or state statute or regulation, including, without limitation, the Age Discrimination in Employment Act of 1967, as amended by the Older Workers Benefit Protection Act, Title VII of the Civil Rights Act of 1964, the Americans with Disabilities Act of 1990, the Employee Retirement Income Security Act of 1974, and/or the applicable state law against discrimination, each as amended; (iv) relating to wrongful employment termination or breach of contract; or (v) arising under or relating to any policy, agreement, understanding or promise, written or oral, formal or informal, between the Company and any of the Releasees and Executive; provided, however, that notwithstanding the foregoing, nothing contained in the Release shall in any way diminish or impair: (a) any rights Executive may have, from and after the date the Release is executed, under Sections 8(d), 8(e), 13(c) or 13(d) of the Employment Agreement; (b) any rights to indemnification that may exist from time to time under the Company’s certificate of incorporation or bylaws, or state law or any other indemnification agreement entered into between Executive and the Company; (c)  any rights Executive may have under any applicable general liability and/or directors and officers insurance policy maintained by the Company; (d) any rights Executive may have to vested benefits under employee benefit plans or incentive compensation plans of the Company; (e) any rights Executive may have as a general shareholder of the Company; (f) Executive’s ability to bring appropriate proceedings to enforce the Release; or (g) any rights or claims Executive may have that cannot be waived under applicable law (collectively, the “Excluded Claims”). Executive further acknowledges and agrees that, except with respect to Excluded Claims, the Company and the Releasees have fully

Exhibit 10.1

satisfied any and all obligations whatsoever owed to Executive arising out of Executive’s employment with the Company or any of the Releasees, and that no further payments or benefits are owed to Executive by the Company or any of the Releasees.

2.
Executive understands and agrees that, except for the Excluded Claims, Executive has knowingly relinquished, waived and forever released any and all rights to any personal recovery in any action or proceeding that may be commenced on Executive’s behalf arising out of the aforesaid employment relationship or the termination thereof, including, without limitation, claims for backpay, front pay, liquidated damages, compensatory damages, general damages, special damages, punitive damages, exemplary damages, costs, expenses and attorneys’ fees.

3.
Executive acknowledges and agrees that Executive has been advised to consult with an attorney of Executive’s choosing prior to signing the Release. Executive understands and agrees that Executive has the right and has been given the opportunity to review the Release with an attorney of Executive’s choice should Executive so desire. Executive also agrees that Executive has entered into the Release freely and voluntarily. Executive further acknowledges and agrees that Executive has had at least [twenty-one (21)] [forty-five (45)] calendar days to consider the Release, although Executive may sign it sooner if Executive wishes. In addition, once Executive has signed the Release, Executive shall have seven (7) additional days from the date of execution to revoke Executive’s consent and may do so by writing to: ___________. The Release shall not be effective, and no payments shall be due hereunder, until the eighth (8th) day after Executive shall have executed the Release and returned it to the Company, assuming that Executive had not revoked Executive’s consent to the Release prior to such date.

4.
It is understood and agreed by Executive that the payment made to Executive is not to be construed as an admission of any liability whatsoever on the part of the Company or any of the other Releasees, by whom liability is expressly denied.

5.
The Release is executed by Executive voluntarily and is not based upon any representations or statements of any kind made by the Company or any of the other Releasees as to the merits, legal liabilities or value of Executive’s claims. Executive further acknowledges that Executive has had a full and reasonable opportunity to consider the Release and that Executive has not been pressured or in any way coerced into executing the Release.

6.
The exclusive venue for any disputes arising hereunder shall be the state or federal courts located in the State of Delaware, and each of the parties hereto irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Each of the parties hereto also agrees that any final and unappealable judgment against a party hereto in connection with any action, suit or other proceeding may be enforced in any court of competent jurisdiction, either within or outside of the United States. A certified or exemplified copy of such award or judgment shall be conclusive evidence of the fact and amount of such award or judgment.

Exhibit 10.1

7.
The Release and the rights and obligations of the parties hereto shall be governed and construed in accordance with the laws of the State of Delaware. If any provision hereof is unenforceable or is held to be unenforceable, such provision shall be fully severable, and this document and its terms shall be construed and enforced as if such unenforceable provision had never comprised a part hereof, the remaining provisions hereof shall remain in full force and effect, and the court construing the provisions shall add as a part hereof a provision as similar in terms and effect to such unenforceable provision as may be enforceable, in lieu of the unenforceable provision.

8.	The Release shall inure to the benefit of and be binding upon the Company and its successors and assigns.

Exhibit 10.1

IN WITNESS WHEREOF, Executive and the Company have executed the Release as of the date and year first written above.

________________________            _______________________

ENDO HEALTH SOLUTIONS INC.        EXECUTIVE